SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 22, 2004

CEF Equipment Holding, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

with respect to

GE Commercial Equipment Financing LLC, Series 2003-1

Delaware

(State or Other Jurisdiction of Incorporation)

333-99053-1	75-3066756

(Commission File Number)	(I.R.S. Employer Identification No.)

44 Old Ridgebury Road, Danbury, Connecticut	06810

(Address of Principal Executive Offices)	(Zip Code.)

(203) 796-5518

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     None

Item 7. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits.

Exhibit
No.	Document Description
20	Monthly Report dated March 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEF Equipment Holding, L.L.C.
(Registrant)

Dated: March 29, 2004	By:	/s/ Michael Cipolla

Name: Michael Cipolla
Title: Vice President and Principal Servicing Officer

INDEX TO EXHIBITS

Exhibit		Sequential
No.	Document Description	Page No.
20	Monthly Report dated March 29, 2004

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